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Exhibit 23(j)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus, and "Independent Auditors and Counsel" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 1 to the Registration Statement (Form N-1A, No. 333-72732) of the Legacy Funds Group and to the use of our report dated June 13, 2003, incorporated by reference therein.



                                                       /s/ERNST & YOUNG LLP


Columbus, Ohio
August 26, 2003